UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 13, 2007

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

                001-16503                               98-0352587
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        (Commission File Number)             (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)  Departure of Director

         On March 16, 2007, Willis Group Holdings Limited (the "Company") issued a press release announcing that Perry Golkin had advised the Company that he does not intend to seek re-election at the upcoming Annual General Meeting of Shareholders. A copy of the Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference


Item 5.02(e)  Amendment of Compensatory Arrangements for Named Executive
              Officers

         R.J.S. Bucknall
         ---------------

         The Willis Group Holdings Limited Board Compensation Committee amended the terms of share option agreements entered into on March 19, 2004 and June 20, 2006 with Richard J. S. Bucknall (the "agreements").

         Mr. Bucknall was granted on March 19, 2004 an option to purchase 75,000 Willis shares at $38.06 and on June 20, 2006 an option to purchase 250,000 Willis shares at $32.78 per share. In both cases the option price was the closing price of the Company's shares quoted on the New York Stock Exchange on the dates of grant. Provided employment is maintained, the option granted on March 19, 2004 vests in five equal tranches on January 1, 2005 and annually thereafter, and remains exercisable until the tenth anniversary of grant. Similarly, the option granted on June 20, 2006 vests in equal tranches on the second to fifth anniversaries of the date of grant and remains exercisable until the eighth anniversary of the date of grant.

         Mr. Bucknall will cease to be Vice Chairman and an Executive Officer of the Company March 31, 2007 and an employee with effect from December 31, 2007.

         Under the original terms of the agreements, Mr. Bucknall would be entitled to purchase 45,000 shares at $38.06 within 30 days of his ceasing to be an employee.

         Further, in recognition of Mr. Bucknall's service to the Company, the Board Compensation Committee has amended the agreements so that effective December 31, 2006, Mr. Bucknall is entitled to purchase 60,000 shares at $38.06 and 62,500 shares at $32.78, at any time until the options cease to be exercisable on the tenth and eighth anniversary of grant, respectively.

         G.J. Millwater and P.C. Regan
         -----------------------------

         On March 13, 2007 the employment agreements of G.J. Millwater and P.C. Regan, Chief Operating Officer and Chief Financial Officer respectively, were amended to require that each officer is required to give the Company, 12 months notice of their voluntary termination of employment rather than 6 months as provided previously. Also, the Company's requirement to give notice of termination without cause was amended to 12 months from the previous notice of 6 months.

Item 8.01     Other Events

         Effective March 13, 2007, the Board Compensation Committee approved amendments to the rules of the Willis Group Holdings Limited 2004 Bonus and Stock Plan, a sub-plan of the Company's 2001 Amended and Restated Share Purchase and Option Plan. The rules of the Amended and Restated 2004 Bonus and Stock Plan replace in full the rules of Company's 2004 Bonus and Stock Plan filed with the Commission on December 21, 2004 under Post-Effective Amendment No.2 to Form S-8 (Registration No. 333-63186).


Item 9.01(d)  Exhibits

         99.1   Press Release of Willis Group Holdings Limited dated March 16,
                2007.
         99.2 Rules of the Willis Group Holdings Limited Amended and Restated 2004 Bonus and Stock Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WILLIS GROUP HOLDINGS LIMITED


Date: March 16, 2007.                     By: /s/ Mary E Caiazzo
                                              ----------------------------------
                                          Name:   Mary E. Caiazzo
                                          Title:  Deputy General Counsel

                                  EXHIBIT INDEX


   Exhibit No.           Description
   -----------           -----------

   99.1         Press Release of Willis Group Holdings Limited dated March 16,
                2007.
   99.2 Rules of the Willis Group Holdings Limited Amended and Restated 2004 Bonus and Stock Plan.